Fees Summary	Jun. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 121,561.40
Total Transaction Valuation	794,000,000.00
Total Offset Amount	121,561.40
Net Fee	$ 0.00